Third Quarter 2013 Earnings Webcast & Conference Call October 29, 2013 Exhibit 99.2

Western Union Confidential | ©2013 Western Union Holdings, Inc. All Rights Reserved. Mike Salop Senior Vice President, Investor Relations 2

Western Union Confidential | ©2013 Western Union Holdings, Inc. All Rights Reserved. Safe Harbor This presentation contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, our forward-looking statements. Words such as “expects,” “intends,” “anticipates,” “believes,” “estimates,” “guides,” “provides guidance,” “provides outlook” and other similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” “could,” and “might” are intended to identify such forward-looking statements. Readers of this presentation by The Western Union Company (the “Company,” “Western Union,” “we,” “our” or “us”) should not rely solely on the forward-looking statements and should consider all uncertainties and risks discussed in the “Risk Factors” section and throughout the Annual Report on Form 10-K for the year ended December 31, 2012. The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement. Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following: (i) events related to our business and industry, such as: deterioration in consumers' and clients' confidence in our business, or in money transfer and payment service providers generally; changes in general economic conditions and economic conditions in the regions and industries in which we operate, including global economic and trade downturns and financial market disruptions; political conditions and related actions in the United States and abroad which may adversely affect our business and economic conditions as a whole; failure to compete effectively in the money transfer and payment service industry with respect to global and niche or corridor money transfer providers, banks and other money transfer and payment service providers, including telecommunications providers, card associations, card-based payment providers and electronic and Internet providers; the pricing of our services and any pricing reductions, and their impact on our consumers and our financial results; our ability to adapt technology in response to changing industry and consumer needs or trends; our failure to develop and introduce new services and enhancements, and gain market acceptance of such services; changes in, and failure to manage effectively, exposure to foreign exchange rates, including the impact of the regulation of foreign exchange spreads on money transfers and payment transactions; interruptions of United States government relations with countries in which we have or are implementing significant business relationships with agents or clients; changes in immigration laws, interruptions in immigration patterns and other factors related to migrants; mergers, acquisitions and integration of acquired businesses and technologies into our Company, including Travelex Global Business Payments, and the realization of anticipated financial benefits from these acquisitions, and events requiring us to write down our goodwill; decisions to change our business mix; failure to manage credit and fraud risks presented by our agents, clients and consumers or non-performance by our banks, lenders, other financial services providers or insurers; adverse movements and volatility in capital markets and other events which affect our liquidity, the liquidity of our agents or clients, or the value of, or our ability to recover our investments or amounts payable to us; any material breach of security or safeguards of or interruptions in any of our systems; our ability to attract and retain qualified key employees and to manage our workforce successfully; our ability to maintain our agent network and business relationships under terms consistent with or more advantageous to us than those currently in place; adverse rating actions by credit rating agencies; our ability to realize the anticipated benefits from productivity and cost-savings and other related initiatives, which may include decisions to downsize or to transition operating activities from one location to another, and to minimize any disruptions in our workforce that may result from those initiatives; our ability to protect our brands and our other intellectual property rights; our failure to manage the potential both for patent protection and patent liability in the context of a rapidly developing legal framework for intellectual property protection; changes in tax laws and unfavorable resolution of tax contingencies; cessation of or defects in various services provided to us by third-party vendors; material changes in the market value or liquidity of securities that we hold; restrictions imposed by our debt obligations; significantly slower growth or declines in the money transfer, payment service, and other markets in which we operate; and changes in industry standards affecting our business; (ii) events related to our regulatory and litigation environment, such as: the failure by us, our agents or their subagents to comply with laws and regulations, including regulatory or judicial interpretations thereof, designed to detect and prevent money laundering, terrorist financing, fraud and other illicit activity, and increased costs or loss of business associated with compliance with those laws and regulations; changes in United States or foreign laws, rules and regulations including the Internal Revenue Code, governmental or judicial interpretations thereof and industry practices and standards, including the impact of the Foreign Account Tax Compliance provisions of the Hiring Incentives to Restore Employment Act; liabilities resulting from a failure of our agents or their subagents to comply with laws and regulations; increased costs or loss of business due to regulatory initiatives and changes in laws, regulations and industry practices and standards affecting us, our agents, or their subagents; liabilities and unanticipated developments resulting from governmental investigations and consent agreements with, or enforcement actions by, regulators, including those associated with compliance with, failure to comply with, or extension of, the settlement agreement with the State of Arizona; the impact on our business from the Dodd-Frank Wall Street Reform and Consumer Protection Act, the rules promulgated there- under, and the actions of the Consumer Financial Protection Bureau; liabilities resulting from litigation, including class-action lawsuits and similar matters, including costs, expenses, settlements and judgments; failure to comply with regulations regarding consumer privacy and data use and security; effects of unclaimed property laws; failure to maintain sufficient amounts or types of regulatory capital to meet the changing requirements of our regulators worldwide; and changes in accounting standards, rules and interpretations; and (iii) other events, such as: adverse tax consequences from our spin-off from First Data Corporation; catastrophic events; and management's ability to identify and manage these and other risks. 3

Western Union Confidential | ©2013 Western Union Holdings, Inc. All Rights Reserved. Hikmet Ersek President & Chief Executive Officer 4

Western Union Confidential | ©2013 Western Union Holdings, Inc. All Rights Reserved. Executing on key strategies  Consumer money transfer transaction growth rate accelerated to 9% – Strongest quarterly transaction growth rate in 3 years  Business Solutions and Consumer Bill Payments delivered strong revenue growth Overview Q3 2013 financial outlook affirmed 5 *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.

Western Union Confidential | ©2013 Western Union Holdings, Inc. All Rights Reserved. Strengthening the consumer money transfer business – Q3  Strategic pricing actions yielding positive results – Transactions +20% in priced corridors  Strong growth in electronic channels – +24% revenue growth  Increasing choice and convenience – Walgreens and La Banque Postale agreements – New offerings in direct-to-bank and mobile money transfer 2013 Strategic Initiatives 6

Western Union Confidential | ©2013 Western Union Holdings, Inc. All Rights Reserved. Driving growth in customers and usage in business- to-business – Q3  Delivered 6% revenue growth, or 10% constant currency*  Expansion of service offerings and growth in key verticals 2013 Strategic Initiatives 7 *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.

Western Union Confidential | ©2013 Western Union Holdings, Inc. All Rights Reserved. Generating and deploying strong cash flow for shareholders  Cash flow from operations of $811 million year-to-date  Returned $543 million to shareholders through share repurchases and dividends 2013 Strategic Initiatives Expect to return nearly $700 million to shareholders in 2013 8

Western Union Confidential | ©2013 Western Union Holdings, Inc. All Rights Reserved. Compliance and Regulatory Investments  Financial services industry continues to be subject to an increasingly strict set of legal and regulatory requirements  Compliance related expenses expected to increase from approximately 2.5% of revenue in 2013 to a range of 3.5% to 4.5% of revenue in 2014 Compliance and Regulatory 9

Western Union Confidential | ©2013 Western Union Holdings, Inc. All Rights Reserved. Scott Scheirman Executive Vice President & Chief Financial Officer 10

Western Union Confidential | ©2013 Western Union Holdings, Inc. All Rights Reserved. $1,053 $1,030 $338 $348 $31 $31 Q3 2012 Q3 2013 Transaction Fee Foreign Exchange Other ($ in millions) $1,409 $1,422 *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.  Consolidated revenue decreased 1% on a reported basis, and flat constant currency*  Transaction fee revenue decreased 2%  Foreign exchange revenue increased 3% Revenue Q3 11

Western Union Confidential | ©2013 Western Union Holdings, Inc. All Rights Reserved.  80% of Company revenue  Reported revenue decreased 2%, or 1% constant currency*  Western Union brand transactions increased 10%, while total transactions increased 9%  Cross-border principal increased 8%  Western Union brand cross-border principal increased 9% *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. Consumer-to-Consumer Q3 Transaction growth rate accelerated from Q2 12

Western Union Confidential | ©2013 Western Union Holdings, Inc. All Rights Reserved. *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. C2C Transaction and Revenue Analysis 13 Q3 2013

Western Union Confidential | ©2013 Western Union Holdings, Inc. All Rights Reserved. Regions Revenue Growth/ Decline Currency Impact** Transaction Growth % of Total Revenue Europe and CIS -2% 2% 7% 21% North America -7% 0% 5% 19% Middle East and Africa 1% 0% 10% 16% Asia Pacific -3% -2% 10% 12% LACA -3% -8% 4% 9% westernunion.com 24% -1% 68% 3% Q3 2013 **Note: Currency impact included in revenue growth. Consumer-to-Consumer 14 Transaction growth rate improvement from each geographic region

Western Union Confidential | ©2013 Western Union Holdings, Inc. All Rights Reserved.  Account based money transfer  Revenue increased 29% and transactions grew 55%  Over 75 banks active globally  Westernunion.com  C2C revenue increased 24%  C2C transactions grew 68%  Prepaid  Revenue declined 13% Electronic Channels Revenue Growth 24% Electronic Channels & Prepaid Q3 15

Western Union Confidential | ©2013 Western Union Holdings, Inc. All Rights Reserved.  Consumer-to-Business  11% of Company revenue  Revenue increased 3%, or 9% constant currency*  Business Solutions  7% of Company revenue  Revenue increased 6%, or 10% and 8% on constant currency* *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. C2B and B2B Q3 16

Western Union Confidential | ©2013 Western Union Holdings, Inc. All Rights Reserved. 25.7% 21.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q3 2012 Q3 2013 Operating Margin Q3  Operating margin decrease • Primarily result of pricing driven revenue declines and other strategic investments, lower compensation expense in the prior year quarter, and higher compliance expense 17 *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.

Western Union Confidential | ©2013 Western Union Holdings, Inc. All Rights Reserved.  Operating margin decrease • Driven by same factors as overall Company margins 29.4% 24.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q3 2012 Q3 2013 C2C Operating Margin Q3 18

Western Union Confidential | ©2013 Western Union Holdings, Inc. All Rights Reserved.  Operating margin decrease • Benefited from higher revenue, offset by higher bank fees, the pass-through to billers of Durbin related debit card savings, and IT investments 25.3% 19.2% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q3 2012 Q3 2013 C2B Operating Margin Q3 19

Western Union Confidential | ©2013 Western Union Holdings, Inc. All Rights Reserved.  Operating Loss  Operating loss of $3 million compared to an operating loss of $7 million in the prior year period  Includes $16 million of depreciation and amortization in current quarter and $17 million in the prior year period  Includes $4 million of integration expenses in the current quarter, compared to $10 million in the prior year period Business Solutions Operating Loss Q3 20

Western Union Confidential | ©2013 Western Union Holdings, Inc. All Rights Reserved. YTD 2013 Cash Flow from Operations $811 million Capital Expenditures $166 million Stock Repurchases $334 million Dividends Paid $209 million Cash Balance, Sept. 30, 2013 $1.7 billion Debt Outstanding, Sept. 30, 2013 $4.0 billion Financial Strength 21

Western Union Confidential | ©2013 Western Union Holdings, Inc. All Rights Reserved.  Revenue – Low single digit constant currency revenue declines  Margins – GAAP operating margin of approximately 20% – EBITDA margin of approximately 25%, compared to 24.5% previously*  Earnings per Share – GAAP EPS in a range of $1.38 to $1.43, compared to $1.33 to $1.43 previously  Cash Flow – Cash flow from operating activities increased to approximately $1 billion to reflect the timing of final tax payments related to the IRS Agreement announced in December 2011. These payments are now expected to be paid in 2014 and beyond. *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. 2013 Outlook Affirmed 22

Western Union Confidential | ©2013 Western Union Holdings, Inc. All Rights Reserved. Questions & Answers 23

Western Union Confidential | ©2013 Western Union Holdings, Inc. All Rights Reserved. Third Quarter 2013 Earnings Webcast & Conference Call October 29, 2013 Appendix 24

Western Union Confidential | ©2013 Western Union Holdings, Inc. All Rights Reserved. Western Union's management believes the non-GAAP financial measures presented provide meaningful supplemental information regarding our operating results to assist management, investors, analysts, and others in understanding our financial results and to better analyze trends in our underlying business, because they provide consistency and comparability to prior periods. These non-GAAP financial measures include revenue change constant currency adjusted; EBITDA margin; Consumer-to-Consumer segment revenue change constant currency adjusted; Consumer-to-Business segment revenue change constant currency adjusted; Business Solutions segment revenue change constant currency adjusted; 2013 EBITDA margin outlook; and additional measures found in the Appendix included with this presentation. A non-GAAP financial measure should not be considered in isolation or as a substitute for the most comparable GAAP financial measure. A non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliation to the corresponding GAAP financial measure, provide a more complete understanding of our business. Users of the financial statements are encouraged to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is included below. All adjusted year-over-year changes were calculated using prior year reported amounts, unless indicated otherwise. Amounts included below are in millions, unless indicated otherwise. Non-GAAP Measures 25

Western Union Confidential | ©2013 Western Union Holdings, Inc. All Rights Reserved. Reconciliation of Non-GAAP Measures 26 3Q12 4Q12 FY2012 1Q13 2Q13 3Q13 YTD 3Q13 Consolidated Metrics Revenues, as reported (GAAP) 1,421.6$ 1,424.7$ 5,664.8$ 1,325.4$ 1,385.9$ 1,408.8$ 4,120.1$ Foreign currency translation impact (a) 37.7 13.4 93.8 12.3 14.9 19.2 46.4 Revenues, constant currency adjusted 1,459.3$ 1,438.1$ 5,758.6$ 1,337.7$ 1,400.8$ 1,428.0$ 4,166.5$ Prior year revenues, as reported (GAAP) 1,410.8$ 1,431.3$ 5,491.4$ 1,393.4$ 1,425.1$ 1,421.6$ 4,240.1$ Pro forma prior year revenues, TGBP adjusted (b) 1,474.8$ 1,456.2$ 5,695.0$ N/A N/A N/A N/A Revenue change, as reported (GAAP) 1% 0% 3% (5)% (3)% (1)% (3)% Revenue change, constant currency adjusted 3% 0% 5% (4)% (2)% 0% (2)% Pro forma revenue change, TGBP adjusted (4)% (2)% (1)% N/A N/A N/A N/A Pro forma revenue change, TGBP and constant currency adjusted (1)% (1)% 1 % N/A N/A N/A N/A Operating income, as reported (GAAP) 365.6$ 286.0$ 1,330.0$ 296.9$ 276.8$ 295.3$ 869.0$ Reversal of depreciation and amortization (c) 61.2 62.0 246.1 62.9 66.4 68.6 197.9 EBITDA (c) 426.8$ 348.0$ 1,576.1$ 359.8$ 343.2$ 363.9$ 1,066.9$ Operating income margin, as reported (GAAP) 25.7% 20.1% 23.5% 22.4% 20.0% 21.0% 21.1 % EBITDA margin 30.0% 24.4% 27.8% 27.1% 24.8% 25.8% 25.9 % Consumer-to-Consumer Segment Revenues, as reported (GAAP) 1,151.5$ 1,153.2$ 4,584.3$ 1,050.2$ 1,108.8$ 1,128.1$ 3,287.1$ Foreign currency translation impact (a) 32.8 9.5 77.6 6.1 6.1 7.2 19.4 Revenues, constant currency adjusted 1,184.3$ 1,162.7$ 4,661.9$ 1,056.3$ 1,114.9$ 1,135.3$ 3,306.5$ Prior year revenues, as reported (GAAP) 1,193.3$ 1,181.9$ 4,608.4$ 1,124.6$ 1,155.0$ 1,151.5$ 3,431.1$ Revenue change, as reported (GAAP) (4)% (2)% (1)% (7)% (4)% (2)% (4)% Revenue change, constant currency adjusted (1)% (2)% 1% (6)% (3)% (1)% (4)%

Western Union Confidential | ©2013 Western Union Holdings, Inc. All Rights Reserved. Reconciliation of Non-GAAP Measures 27 3Q12 4Q12 FY2012 1Q13 2Q13 3Q13 YTD 3Q13 Consumer-to-Business Segment Revenues, as reported (GAAP) 147.3$ 152.1$ 603.9$ 153.7$ 153.0$ 152.3$ 459.0$ Foreign currency translation impact (a) 4.2 4.9 15.5 5.9 7.2 8.3 21.4 Revenues, constant currency adjusted 151.5$ 157.0$ 619.4$ 159.6$ 160.2$ 160.6$ 480.4$ Prior year revenues, as reported (GAAP) 155.3$ 153.9$ 615.9$ 155.1$ 149.4$ 147.3$ 451.8$ Revenue change, as reported (GAAP) (5)% (1)% (2)% (1)% 2% 3% 2 % Revenue change, constant currency adjusted (2)% 2% 1% 3% 7% 9% 6 % Business Solutions Segment Revenues, as reported (GAAP) 95.4$ 92.6$ 367.4$ 92.8$ 98.3$ 101.6$ 292.7$ Foreign currency translation impact (a) 0.6 (1.0) 0.4 0.2 1.2 3.5 4.9 Revenues, constant currency adjusted 96.0$ 91.6$ 367.8$ 93.0$ 99.5$ 105.1$ 297.6$ Prior year revenues, as reported (GAAP) 33.6$ 68.2$ 161.1$ 86.9$ 92.5$ 95.4$ 274.8$ Pro forma prior year revenues, TGBP adjusted (b) 97.6$ 93.1$ 364.7$ N/A N/A N/A N/A Revenue change, as reported (GAAP) ** ** ** 7% 6% 6% 6 % Revenue change, constant currency adjusted ** ** ** 7% 8% 10% 8 % Pro forma revenue change, TGBP adjusted (2)% (1)% 1 % N/A N/A N/A N/A Pro forma revenue change, TGBP and constant currency adjusted 0% (2)% 2 % N/A N/A N/A N/A ** Calculation of growth percentage is not meaningful due to the impact of the TGBP acquisition in November 2011.

Western Union Confidential | ©2013 Western Union Holdings, Inc. All Rights Reserved. Reconciliation of Non-GAAP Measures 28 2013 Outlook Metrics Operating income margin (GAAP) 20% Depreciation and a ortization impact 5 EBITDA margin (c) 25% Non-GAAP related notes: (a) (b) (c) Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) results from taking operating income and adjusting for depreciation and amortization expenses. EBITDA results provide an additional performance measurement calculation which helps neutralize the operating income effect of assets acquired in prior periods. Represents the impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the United States dollar. Constant currency results exclude any benefit or loss caused by foreign exchange fluctuations between foreign currencies and the United States dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate. Repres nts the pro forma incremental impact of Travelex Global Business Payments ("TGBP") on Consolidated and Business Solutions segment revenues. Pro forma revenues presents the results of operations of the Company and its Busin ss Solutions segment as they ay have appeared had the acquisition of TGBP occurred as of January 1, 2011. The pro forma information is provided for illustrative purposes only and does not purport to present what the actu l results of operations would have been had the acquisition actually occurred on the date indicated. The results of operations for TGBP have been included in Consolidated and Business Solutions segment revenues from November 7, 2011, the date of acquisition.